SUPPLEMENT TO THE PROSPECTUSES

andSTATEMENT OF ADDITIONAL INFORMATION

OF

  WELLS FARGO SMALL TO MID CAP STOCK FUNDS

Wells Fargo Intrinsic Small Cap Value Fund

(the “Fund”)

Effective immediately, all references to Samir Sikka and Alex Alvarez in the Fund’s prospectuses and Statement of Additional Information are hereby removed.

Effective immediately, Ann Miletti, of Wells Capital Management Incorporated is added as a Portfolio Manager for the Fund. A biographical description for Ms. Miletti is included among the Portfolio Manager biographies listed for the Fund as follows:

“Ms. Miletti joined Wells Capital Management or one of its predecessor firms in 1991, where shecurrently serves as a Managing Director and Lead Portfolio Manager for the PMV Equity

Team.”

            The Management of Other Accounts and Beneficial Ownership in the Funds tables in the section entitled “Portfolio Managers” in the Fund’s Statement of Additional Information is amended to add the following information:

Ann Miletti	Registered Investment Companies
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

Portfolio Manager	Fund	Beneficial Ownership
Ann Miletti[1]	Intrinsic Small Cap Value Fund	$0

1 Ms. Miletti became portfolio manager of the Fund on September 26, 2016. The information presented in this table is as of March 31, 2016.

September 26, 2016                                                                                                     SCR096/P201SP